LOOMIS SAYLES CORE DISCIPLINED ALPHA BOND FUND

Supplement dated June 1, 2017 to the Prospectus and Statement of Additional Information of the Loomis

Sayles Core Disciplined Alpha Bond Fund (the “Fund”), each dated February 1, 2017, as may be revised and supplemented from time to time.

Effective immediately, William Stevens no longer serves as a portfolio manager of the Fund. Accordingly, effective immediately, all references to Mr. Stevens and corresponding disclosure related to Mr. Stevens in the Fund’s Prospectus and Statement of Additional Information are hereby deleted.

Effective immediately, the first sentence in the second paragraph of the “Principal Investment Strategies” section of the Fund’s prospectus is revised and restated as follows:

The portfolio manager leads a team of investment professionals with responsibility for researching, selecting, and trading securities in specific sectors including government, mortgage-backed, credit, commercial mortgage-backed and asset-backed securities.